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                          VANGUARD/PRIMECAP FUND, INC.
                             PROSPECTUS SUPPLEMENT

                                OCTOBER 18, 1996


Beginning on October 31, 1996, shares of Vanguard/PRIMECAP Fund, Inc.
(the "Fund") will be available for purchase by all investors. The minimum initial investment is $3,000 ($1,000 for IRAs and custodial accounts for minors). The Fund's Board of Directors may discontinue or limit the offering of shares, or the Board may impose transaction fees on future purchases or redemptions of shares, if such an action is determined by the Directors to be in the best interests of shareholders.









                                                                            PS59